Exhibit 99.1

Filed by LCNB Corp.
Pursuant to Rule 425 under the Securities Act of 1933
and deemed filed pursuant to Rule 14a-12
under the Securities Exchange Act of 1934

Subject Company: Columbus First Bancorp, Inc.
Commission File No. 001-3592

Press Release
April 18, 2018

LCNB CORP. REPORTS FINANCIAL RESULTS FOR
THE THREE MONTHS ENDED MARCH 31, 2018

LEBANON, Ohio--LCNB Corp. ("LCNB") (NASDAQ: LCNB) today announced net income of $2,713,000 (total basic and diluted earnings per share of $0.27) for the three months ended March 31, 2018.  This compares to net income of $3,246,000 (total basic and diluted earnings per share of $0.32) for the same three-month period in 2017. Items significantly affecting net income during the 2018 period were:

•	expenses relating to the pending merger with Columbus First Bancorp, Inc. ("Columbus First") totaling $758,000, and

•	a reduction in LCNB's federal tax rate from 34% to 21% as a result of the Tax Cuts and Jobs Act that was signed into law on December 22, 2017.

Commenting on the financial results, LCNB Chief Executive Officer Steve Foster said, "We are pleased to report our financial results for the first quarter 2018, including increased net interest and non-interest income as compared with the first quarter 2017, loan portfolio growth during 2018, and continued excellent credit quality. Net income for the quarter was less than last year due to merger-related expenses for the pending acquisition of Columbus First Bancorp, Inc. Eliminating this item from the income statement produces pro-forma net income of $3,334,000, which is an $88,000 increase over the first quarter 2017. In addition, we look forward to finalizing our pending merger with Columbus First and welcoming their shareholders, depositors, and borrowers to LCNB. This acquisition will strengthen our presence in the desirable Columbus, Ohio market area and open up new markets as we provide Columbus First's customers with a broader array of banking and investment services."

Net interest income for the three months ended March 31, 2018 was $201,000 greater than the comparable period in 2017, primarily due to growth in LCNB's loan portfolio, partially offset by a decrease in average investment securities and a market-driven increase in average rates paid on deposits and short-term borrowings.

The provision for loan losses for the three months ended March 31, 2018 was $64,000 greater than the comparable period in 2017. Non-accrual loans and loans past due 90 days or more and still accruing interest decreased $75,000, from $2,965,000 or 0.35% of total loans at December 31, 2017, to $2,890,000 or 0.34% of total loans at March 31, 2018.

Non-interest income for the three months ended March 31, 2018 was $206,000 greater than the comparable periods in 2017 primarily due to increases in fiduciary income and service charges and fees on deposit accounts.

Non-interest expense for the three months ended March 31, 2018 was $1,581,000 greater than the comparable period in 2017 primarily due to increases in salaries and employee benefits, merger-related expenses, and various expenses related to the new operations center. Merger-related expenses increased due to costs connected to the pending acquisition of Columbus First. Subject to customary regulatory approvals, LCNB and Columbus First shareholder approvals, and other conditions set forth in the definitive merger agreement, this transaction is anticipated to close in the second quarter of 2018.

Important Information for Investors and Shareholders:
This press release does not constitute an offer to sell or the solicitation of an offer to buy securities of LCNB. LCNB filed a registration statement on Form S-4 and other documents regarding the proposed business combination transaction referenced in this press release with the Securities and Exchange Commission (“SEC”) to register the shares of LCNB’s common stock to be issued to the shareholders of Columbus First. The registration statement included a joint proxy statement/prospectus which was sent to the shareholders of Columbus First and LCNB in advance of respective special meetings of shareholders that will be held to consider the proposed merger. Investors and LCNB and Columbus First shareholders are urged to read the joint proxy statement/prospectus and any other relevant documents to be filed with the SEC in connection with the proposed transaction because they contain important information about LCNB, Columbus First and the proposed transaction. Investors and shareholders may obtain a free copy of these documents through the website maintained by the SEC at www.sec.gov. These documents may also be obtained, without charge, by directing a request to LCNB Corp., Two North Broadway, P.O. Box 59, Lebanon, Ohio 45036: Investor Relations.

LCNB and Columbus First and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of LCNB and Columbus First in connection with the proposed merger. Information about the directors and executive officers of LCNB is set forth in the proxy statement for LCNB’s 2018 annual meeting of shareholders, as filed with the SEC on Schedule 14A on March 9, 2018. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the joint proxy statement/prospectus regarding the proposed merger. Free copies of this document may be obtained as described in the preceding paragraph.

LCNB Corp. is a financial holding company headquartered in Lebanon, Ohio. Through its subsidiary, LCNB National Bank (the “Bank”), it serves customers and communities in Southwest and South Central Ohio. A financial institution with a long tradition for building strong relationships with customers and communities, the Bank offers convenient banking locations in Butler, Clermont, Clinton, Fayette, Hamilton, Montgomery, Preble, Ross and Warren Counties, Ohio. A commercial loan office is located in Franklin County, Ohio. The Bank continually strives to exceed customer expectations and provides an array of services for all personal and business banking needs including checking, savings, online banking, personal lending, business lending, agricultural lending, business support, deposit and treasury, investment services, trust and IRAs and stock purchases. LCNB Corp. common shares are traded on the NASDAQ Capital Market Exchange® under the symbol “LCNB.” Learn more about LCNB Corp. at www.lcnb.com.

Certain statements made in this news release regarding LCNB’s financial condition, results of operations, plans, objectives, future performance and business, are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These forward-looking statements are identified by the fact they are not historical facts and include words such as “anticipate”, “could”, “may”, “feel”, “expect”, “believe”, “plan”, and similar expressions. Please refer to LCNB’s Annual Report on Form 10-K for the year ended December 31, 2016, as well as its other filings with the SEC, for a more detailed discussion of risks, uncertainties and factors that could cause actual results to differ from those discussed in the forward-looking statements.

These forward-looking statements reflect management's current expectations based on all information available to management and its knowledge of LCNB’s business and operations. Additionally, LCNB’s financial condition, results of operations, plans, objectives, future performance and business are subject to risks and uncertainties that may cause actual results to differ materially. These factors include, but are not limited to:

1.	the success, impact, and timing of the implementation of LCNB’s business strategies;

2.	LCNB’s ability to integrate future acquisitions, including the pending merger with Columbus First, may be unsuccessful, or may be more difficult, time-consuming or costly than expected;

3.
LCNB’s ability to obtain regulatory approvals of the proposed merger of LCNB with Columbus First on the proposed terms and schedule, and approval of the merger by the shareholders of LCNB or Columbus First may be unsuccessful;

4.	LCNB may incur increased charge-offs in the future;

5.	LCNB may face competitive loss of customers;

6.	changes in the interest rate environment may have results on LCNB’s operations materially different from those anticipated by LCNB’s market risk management functions;

7.	changes in general economic conditions and increased competition could adversely affect LCNB’s operating results;

8.	changes in other regulations and government policies affecting bank holding companies and their subsidiaries, including changes in monetary policies, could negatively impact LCNB’s operating results;

9.	LCNB may experience difficulties growing loan and deposit balances;

10.	the current economic environment poses significant challenges for us and could adversely affect our financial condition and results of operations;

11.
deterioration in the financial condition of the U.S. banking system may impact the valuations of investments LCNB has made in the securities of other financial institutions resulting in either actual losses or other than temporary impairments on such investments;

12.
difficulties with technology or data security breaches, including cyberattacks, that could negatively affect LCNB's ability to conduct business and its relationships with customers, vendors, and others; and

13.
government intervention in the U.S. financial system, including the effects of recent legislative, tax, accounting and regulatory actions and reforms, including the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), the Jumpstart Our Business Startups Act, the Consumer Financial Protection Bureau, the capital ratios of Basel III as adopted by the federal banking authorities, and the Tax Cuts and Jobs Act.

Forward-looking statements made herein reflect management's expectations as of the date such statements are made. Such information is provided to assist shareholders and potential investors in understanding current and anticipated financial operations of LCNB and is included pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. LCNB undertakes no obligation to update any forward-looking statement to reflect events or circumstances that arise after the date such statements are made.